Components of other comprehensive income (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of analysis of other comprehensive income by item [abstract]
Summary of Components of other comprehensive income

€ million	2025	2024	2023
Impact of currency translation	(458)	228	(196)
Income tax effect	24	(12)	11
Total impact of currency translation, net of tax	(434)	216	(185)